UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 4, 2003

FIRST INDEPENDENCE CORPORATION (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	0-22184 (Commission File Number)	36-3899950 (IRS Employer Identification No.)
Myrtle and Sixth Streets, Independence, Kansas (Address of principal executive offices)	67301 (Zip Code)

Registrant's telephone number, including area code (620) 331-1660

Not Applicable (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

              On April 4, 2003, the Registrant issued a press release announcing the deregistration of its securities with the Securities and Exchange Commission. The press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.   EXHIBITS

              (c) Exhibits

                   Exhibit 99.1 - Press Release, dated April 4, 2003

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST INDEPENDENCE CORPORATION

Date: April 24, 2003	By: Larry G. Spencer Larry G. Spencer President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 4, 2003

End.